                                                                                          EXHIBIT 31

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302

I, Patrick Planche, certify that:

1.      I have reviewed this Annual Report of Advanced Lumitech, Inc.;

2.      Based on my  knowledge,  this  annual  report does not  contain  any untrue  statement  of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made,  not  misleading  with respect to the period covered by this report;

3.      Based on my knowledge, the financial statements, and other financial information included in this report,  fairly present in all material  respects the financial  condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.      I am responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  for the small  business  issuer and have:

        (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed  under my  supervision,  to ensure that  material  information relating to the small business issuer, including its consolidated subsidiaries,  is made known to me by others  within those  entities,  particularly  during the period in which this report is being prepared;

        (b) Evaluated the  effectiveness  of the small  business  issuer's  disclosure  controls and procedures and presented in this report our conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

        (c) Disclosed in this report any change in the small business issuer's internal control over financial  reporting that occurred during the small business issuer's most recent fiscal quarter that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.      I have  disclosed,  based on my most recent  evaluation of internal  control over  financial reporting,  to the small business  issuer's  auditors and the small business  issuer's audit committee of the board of directors (or persons performing the equivalent functions):

        (a) All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal  control over  financial  reporting  which are  reasonably  likely to adversely affect the small  business  issuer's  ability to record,  process,  summarize and report financial information; and

        (b) Any fraud, whether or not material, that involves management or other employees who have a  significant  role in the small  business  issuer's  internal  control over  financial reporting.

Date:       May 16, 2005                              /s/Patrick Planche
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                                                      Patrick Planche, President, Chief Executive
                                                      Officer, Treasurer and Chief Financial Officer